EXHIBIT-99.1
JP Morgan 2007 Basics & Industrial Conference
Steve Leer, Chairman and CEO
New York June 12, 2007
Arch Coal, Inc.

Forward-looking information
This presentation contains “forward-looking statements” – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission.
Slide 2

and the Case for Coal
Unearthing Value Arch Coal, Inc.

Developing nations will increase energy use, putting pressure on global supply
Electricity Usage Passenger Vehicles per Capita per Capita
15,000 600 U.S. U.S.
Italy
12,000 Australia Australia 450 9,000 U.K.
S. Korea U.K.
300 Russia Italy -hours per capita 6,000 kilowatt cars per capita S. Korea 150 Russia 3,000 Malaysia Malaysia Mexico Mexico China 0
0 India China
India
0
0 $ 0000 $ ,000 ,000 ,000,000,0,0 [10] [20]30,000 40,000 [10] [20][30][40]$ $$ $$ $$ $ GDP per capita (in U.S. $) GDP per capita (in U.S. $)
Source: United Nations’ Human Development Report 2005, Slide 4 2005 World Development Indicators (World Bank)

IEA projects significant continued growth in coal use over the next 25 years
(millions of tons of oil equivalent) 2004 2030
6000
Fossil fuels (oil, gas & coal) are expected to remain dominant global 5000 energy sources through 2030 Growth in coal demand will be
4000 primarily driven by consumption in China, India and the U.S. 3000
Coal was the fastest-growing fuel source over the last 5 years
2000 BP Statistical Review of World Energy 2006 1000
Oil Coal Nat. Gas Nuclear Hydro Biomass
Slide 5 Source: International Energy Agency’s World Energy Outlook 2006

Coal’s advantage: abundant, secure and widely dispersed
billions of tons of oil equivalent Based on current production levels 300 and proven reserves, coal should outlast gas supplies and oil reserves 200 by more than 2x and 4x, respectively
100
0 Europe
Russia
North America
Middle East
Chi
na
India Africa Other Asia Central and South Pacific America
Oil Natural Gas Coal
Slide 6 Source: Bank of America, BP Statistical Review and Blackwell Energy Research

Coal is a vital part of America’s energy future
U.S. Energy Reserves U.S. Petroleum Supply U.S. Fuel Prices (in trillion Btu) (million bbls per day) ($/mm Btu, at 6/1/07)
$11.83
Domestic $9.68 Coal: 95%
Imp 40% [r] ot [s]: [6]0
%$ 0.54 PRB 8800 Nat. Gas Crude Oil Coal Natural Gas Oil Non-OPEC OPEC Domestic FOB mine Wellhead (4Q07) (Dec. 2007)
Slide 7

Source: EIA, Platts and NYMEX
EIA expects coal supply to continue shifting from East to West
Long-Term Coal Production Forecast
( in million tons, per EIA )
1,200 Powder River Basin will continue to supply most 1,000 growth over next 5 years 800 Illinois should play a 600 larger role in future 400 Western coal is expected to grow market share to 200 more than 60% by 2030 despite scrubber technolog
y coming online
2006 2010 2020 2030 West Interior Appalachia
Slide 8 Source: EIA and ACI

Current Trends
Arch Coal, Inc.

Bullish market drivers are helping to strengthen coal markets in 2007
$12$ 800
1Q07
SO2 credits
$600
-4.5mm $8 Supply
$400
Henry Hub $4
Demand +5.4mm Ju’06 A’06 O’06 Ja’07 Ju’07 $200 $0$ 0
Electric generation up 3.5% YTD Higher natural gas prices Production cuts/supply pressures (CAPP) Increasing SO2 allowance prices
Strong seaborne markets New coal plants on the horizon Increased met / export opportunities
Slide 10 Source: ACI, EIA. MSHA, Coal Daily, NYMEX

Construction is now underway on more than 10 GW of new coal-fueled capacity
WPS Weston #4 (Wisc.) Cleco Rodemacher #3 (La.) OPP Nebraska City #2 (Neb.) 500 MW / June 2008 600 MW / June 2008 663 MW / May 2009 T.S. Power Boulder Valley (Nev.) Dallman IV (Illinois) Elm Road Generating (Wis.) 200 MW / Jan. 2010 250 MW / Jan. 2010 600 MW / July 2009 Slide 11 Source: ACI

Arch’s PRB operations may prove advantageous for sourcing new coal plants
Under Construction Advanced Development Early Development 10.4 10.0 21.4 GWGWGW PRBCAPP WBIT PRBCAPPIllinois PRBCAPP Illinois IllinoisNAPP LigniteOtherNAPPLignite 3 Total coal demand 3 Total coal demand of 3 Total coal demand of of 40 million tons34 million tons79 million tons 3 Powder River Basin 3 Powder River Basin 3 Powder River Basin expected to capture expected to capture expected to capture 35 million tons 12 million tons 34 million tons
Net new coal-fueled generating capacity announcements total close to 80 GW
Slide 12 Source: Platts and ACI

While future prospects are bright, near-term challenges persist
Argus Coal Daily Pricing $70
Signs of a turn?
$60
` CAPP prices starting
to rise
$50
CAPP
$40 ` WBIT prices fallen from peak WBIT but remain relatively strong
$30
$20 ` PRB prices have
“ticked” up $10 PRB
$0 May generator stockpile levels
80 1/3/2000 1/3/2003 1/3/2006 (in days of supply)
70
Stockpile levels at generators
60
` Current estimate is above the 50 5-year average
40 ` Levels are relatively high
30
heading into summer season
20
97 98 99 00 01 02 03 04 05 06 07E
Slide 13 Source: ACI, EIA and Coal Daily

Climate concerns also present a challenge, yet support for clean-coal technologies is growing
“The Strategic Energy Fund wou
ld provide $3.5B in incentives and grants to speed
the development of more clean coal plants acro
ss the country ...”
Senator Hillary Clinton (
D-NY)
“...we’ll need to invest more in the clean technology that will allow us to burn more coal, our country’s most abundant fossil fuel.”
Senator Barack Obama (D-IL)
Nancy Pelosi, Speaker of the House (D-CA, 8th District)
“We have a coal industry in our country that cannot be ignored. We want technology to be the answer ... My view is that we must move in a very strong, forceful and generous way in investing in the research for sequestration...”
Slide 14 Source: Google, Congressional websites

Over the long-term, clean-coal technologies can create new markets for coal
A plug-in hybrid is one Coal can be converted Gasification can reduce entry for coal into the into ultra-low-sulfur emissions & transform transportation market diesel fuel coal into pipeline-quality natural gas
` Likely to create ` At current oil prices, significant coal-to-liquids ` IGCC & CCS should off-peak demand facilities appear enable coal to for electricity economically prosper in a carbon feasible constrained world
Public policy initiatives aimed at domestic energy security are leading to energy legislation and financial incentives for clean-coal-technology development
Slide 15 Source: ACI

About ACoal Unearthing Value Arch Coal, Inc.

About Arch Coal, Inc.
One of the largest coal producers in the U.S.
Core business is providing U.S. power generators with clean-burning, low-sulfur coal for electric generation
` Supplies roughly 11% of U.S. coal needs
` Provides source fuel for roughly 6% of U.S. electricity
Talented workforce operates large, modern mines Industry leader in mine safety, productivity and reclamation
Slide 17 Source: ACI

About Arch Coal, Inc.
Powder River Basin
Illinois Basin
1. Coal Creek 2. Black Thunder
1 2
[1]2 4 Knight Hawk 2[1] 3 3 [4]5 C
entral Appalachia
1. Mountain Lau
rel
2. Coal-Mac
Western Bituminous 3. Mingo Logan
4. Cumberland River
1. Skyline 5. Lone Mountain 2. Dugout 3. Sufco
4. West Elk
Leading operating position in all three major low-sulfur basins Equity interest in an Illinois Basin producer, Knight Hawk
Slide 18 Source: ACI

Arch has an extensive reserve base that is predominately low-sulfur
Reserve base of 2.9 billion tons Reserve life that exceeds 20 years
Approximately 80% of reserve base is compliance quality
Compliance Low Sulfur High Sulfur
Reserves by region (in million tons) PRBWBIT* ILB CAPP (1,829)(464) (220) (402) Slide 19 *Includes southern Wyoming Source: ACI

Arch’s long-term success depends on three pillars of performance
Achieving industry-leading productivity rates
` Three of top eight most productive longwall mines ` Sufco most productive underground mine in 2006 ` Surface mines produced 167% more tons than industry average
Operating the world’s safest coal mines
` Sentinels of Safety — safest underground coal mine
` Second-best year on record for lost-time incidents
` Outperformed the industry safety average by three times
Acting as responsible citizens and environmental stewards
` National Good Neighbor Award ` Greenlands Award — best reclamation in West Virginia
Slide 20 Source: ACI and Public Sources

Arch has the cleanest balance sheet among major U.S. coal producers
Legacy Liabilities of Largest U.S. Coal Companies 12/31/06 (in millions)
Pension Reclamation $3,357 Postretirement Medical Workers’ Comp
$2,267 $771 $397 $337 Competitor #1 Competitor #2 Competitor #3 Competitor #4 Arch Coal
Slide 21 Source: SEC filings compiled by ACI

Arch is expanding coal markets through investment in coal-conversion technologies
Medicine Bow Mine End Products
DKRW ultra-clean
13,000 bpd diesel fuel CTL Facility*
Wyoming
gasificationtechnology chemical Arch as mine operator feedstock
FT liquefaction technology
CO2
enhanced oil recovery
Arch owns an equity stake in DKRW Advanced Fuels
Long-term contract in place with Sinclair Oil Corporation to sell ultra-low-sulfur diesel fuel from planned CTL facility
Slide 22 Source: ACI

Arch has reduced production levels and is containing costs in a weak market cycle
Reduce production targets Guidance (charts in millions) ` Preserve value of reserves 2006 $502
2007E Lower capital spending $260
` Align spending with market 127 133 demand and reduced production levels
Volume midpoint* Capex midpoint**
Focus on cost control
Unpriced to
ns at 3/30/07
Maintain upside exposure 110 — 120 ` Unpriced position translates 70 — 80 into more upside potential as market rebounds
` Creates long-term value for 10-15 shareholders
2007 2008 2009
*Volume excludes pass-through tons associated with Magnum transaction
Slide 23 **Capex excludes reserve additions Source: ACI

Arch’s future strategic growth possibilities are compelling
Invest in core businesses to enhance profit growth and return on capital as well as evaluate opportunities to further upgrade and id
expand reserve base Consider acquisitions or investments that strategically fit and create shareholder value
Expand market for coal (and perception of coal’s value) through
Btu conversion technologies that provide significant upside
Slide 24Source: ACI